Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Reorganization

Supplement Dated May 30, 2024 to the currently effective Guggenheim Variable Funds Trust Summary Prospectuses, Prospectus and Statement of Additional Information dated May 1, 2024, as supplemented from time to time, for Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series J (StylePlus—Mid Growth Series), Series O (All Cap Value Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (StylePlus—Small Growth Series), and Series Y (StylePlus—Large Growth Series) (each, an “Acquired Fund” and collectively, the “Acquired Funds”)

This supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On May 24, 2024, the Board of Trustees of Guggenheim Variable Funds Trust (the “Board”) approved Agreements and Plans of Reorganization (the “Plans of Reorganization”) providing for the reorganization of each series (fund) of Guggenheim Variable Funds Trust identified below, into the series of New Age Alpha Variable Funds Trust identified below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) (each, a “Reorganization” and collectively, the “Reorganizations”), subject to shareholder approval. Upon completion of a Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will own shares of the Acquiring Fund equal in value to the shares of the Acquired Fund immediately prior to the Reorganization.

Acquired Fund	Acquiring Fund
Series A (StylePlus—Large Core Series)	NAA Large Core Series
Series B (Large Cap Value Series)	NAA Large Cap Value Series
Series D (World Equity Income Series)	NAA World Equity Income Series
Series J (StylePlus—Mid Growth Series)	NAA Mid Growth Series
Series O (All Cap Value Series)	NAA All Cap Value Series
Series Q (Small Cap Value Series)	NAA Small Cap Value Series
Series V (SMid Cap Value Series)	NAA SMid-Cap Value Series
Series X (StylePlus—Small Growth Series)	NAA Small Growth Series
Series Y (StylePlus—Large Growth Series)	NAA Large Growth Series

If approved by shareholders, each proposed Reorganization is expected to occur on or about October 25, 2024, or any such other date as the parties may agree.

Proxy Statement/Prospectus. Shareholders of each Acquired Fund as of August 19, 2024 (the “Record Date”) will receive a Proxy Statement/Prospectus seeking their approval of the Plan of Reorganization relating to their Acquired Fund. More information on the specific details of and reasons for the proposed Reorganizations will be contained in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will also describe the similarities and differences between each Acquired Fund and its corresponding Acquiring Fund, as well as the anticipated repositioning of certain Acquired Funds’ holdings and resulting tax implications to those Acquired Funds and their shareholders. The investment manager for the Acquiring Funds is New Age Alpha Advisors, LLC. The Proxy Statements/Prospectuses are anticipated to be mailed to shareholders of record in September 2024. At a special meeting of shareholders to be held on or about October 24, 2024, the shareholders of each Acquired Fund will be asked to approve the corresponding Reorganization.

Owners of a variable annuity contract or a variable life insurance policy with some or all of the Policy value allocated to one or more Acquired Funds (“Policy”) as of the Record Date have the right to give voting instructions with respect to the shares of the Acquired Fund attributable to the Policy as though they were direct shareholders of the Acquired Fund.

Plan of Reorganization. Each Plan of Reorganization provides for: (i) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund, in exchange solely for shares of equal aggregate value of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the corresponding Acquired Fund; (iii) the distribution, after the consummation of the Reorganization, of Acquiring Fund shares to Acquired Fund shareholders; and (iv) the termination, dissolution and liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan of Reorganization. Each Reorganization should be tax-free for federal income tax purposes.

The dates set forth in this supplement may be changed without notice by the officers of Guggenheim Variable Funds Trust.

Please retain this supplement for future reference.

SUPP-VTS-0524x0525